                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ______________________

                                    FORM 8-K
                                 Current Report
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): June 6, 1999


                      GLOBAL INDUSTRIAL TECHNOLOGIES, INC.
                   ----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                    005-42674                  09265-04802
 -------------------------    -------------------------     -------------------
 (State of Incorporation)     (Commission File Number)       (I.R.S. Employer
                                                            Identification No.)


2121 San Jacinto Street, Suite 2500, Dallas, Texas 75201
--------------------------------------------------------
Address of Principal Executive Offices



Registrant's telephone number, including area code : (214) 953-4500


--------------------------------------------------------------------------------

Item 5.         Other Events.
                ------------

                The Board of Directors of Global Industrial Technologies, Inc. ("Global") amended Global's bylaws (the "By-Laws") on June 6, 1999 (the "By-Law Amendment"). The By-Law Amendment deletes Section 9 of Article III of the By-Laws and replaces it in its entirety with the attached amendment.

Item 7.         Financial Statements, Pro Forma Financial Information and
                ---------------------------------------------------------
Exhibits.
--------

(a)  Not Applicable.
(b)  Not Applicable.
(c)  Exhibits.

Exhibit No.     Description
-----------     -----------

      99        Resolution Regarding By-Law Amendment

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         GLOBAL INDUSTRIAL TECHNOLOGIES, INC.


                         By:   /s/ Jeanette H. Quay
                            -----------------------------------
                         Name:  Jeanette H. Quay
                         Title: Vice President, General Counsel
                                and Secretary

Dated: June 8, 1999